SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. 2)

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Return On Investment Corporation

                  (Name of Registrant as Specified in Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                                      ROI
                                  CORPORATION

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of Return On Investment Corporation:

Notice is hereby given that a Special Meeting of Stockholders of Return On Investment Corporation (the "Company") will be held at the offices of ROI Corporation's GO Software subsidiary located at 5000 Business Center Drive, Savannah, Georgia 31405, on April 30, 2003, at 10:30 A.M. local time. The Special Meeting is called for the following purposes:

     1. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to reduce the Company's authorized common stock from 100,000,000 to 25,000,000;

     2. To approve and ratify the Company's 2003 Stock Incentive Plan and reserve 1,000,000 shares of the Company's common stock for issuance under the plan;

     3. To consider and take action upon such other matters as may properly come before the meeting or any other adjournment of adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement which is attached and made a part hereof.

The close of business on April 2, 2003, has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. The stock transfer books of the Company will not be closed.

All stockholders are cordially invited to attend the Special Meeting. Whether or not you expect to attend the Special Meeting in person, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD as promptly as possible, in the postage-prepaid envelope provided, to ensure your representation and the presence of a quorum at the Special Meeting. If you receive more than one proxy card because your shares are held in various names or accounts, you should complete and return each proxy card. If you send in your proxy card and then decide to attend the Special Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.


                                        By Order of the Board of Directors


                                        Robert W. Spoharski, Secretary

Dated April 16, 2003


            1825 Barrett Lakes Blvd. Suite 260 o Kennesaw, GA 30144 770-517-4750 o fax 770-517-4760 o www.roicorporation.com

                        RETURN ON INVESTMENT CORPORATION
                                  ____________

                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 30, 2003

     This Proxy Statement is furnished to stockholders of Return On Investment Corporation d/b/a ROI Corporation (the "Company") in connection with the solicitation of proxies for use at a Special Meeting of Stockholders (the "Special Meeting") and at any postponement or adjournment thereof. The Special Meeting will be held at the offices of the ROI Corporation's GO Software subsidiary located at 5000 Business Center Drive, Suite 1000, Savannah, Georgia 31405, on April 30, 2003, at 10:30 A.M. local time.

     The Special Meeting is being held for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. The close of business on April 2, 2003, is the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the meeting. This Proxy Statement and the Notice of Special Meeting are being provided to stockholders beginning on or about April 16, 2003. The Company, a Delaware corporation, has its principal executive offices at 1825 Barrett Lakes Boulevard, Suite 260, Kennesaw, Georgia 30144.

SOLICITATION OF PROXIES AND REVOCABILITY

     The Company's Board of Directors is soliciting proxies. The cost of printing and distributing the Proxy Statement and Notice of Special Meeting will be borne by the Company. Brokerage houses and nominees will be requested to supply lists of or forward the information materials to the beneficial owners.

     If you properly sign, return and do not revoke your proxy, the person named as proxy will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the person appointed as proxy is to vote your shares, your proxy will be voted FOR Proposal 1: the approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to reduce the Company's authorized common stock from 100,000,000 to 25,000,000, FOR Proposal 2: the approval and ratification of the Company's 2003 Stock Incentive Plan and to reserve one million (1,000,000) shares of the Company's common stock for issuance under the plan, and in accordance with the best judgment of the person appointed as proxy as to all other matters properly brought before the Special Meeting. You can revoke your proxy by delivering to the Secretary of the Company, at the Company's address listed above, either a written revocation of your proxy or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

VOTING SECURITIES

     The Company presently has one class of capital stock outstanding: Common Stock, par value $.01 per share (the "Common Stock"), with 100,000,000 shares authorized. As of April 2,

2003 (the "Record Date"), there were issued and outstanding 11,325,644 shares of Common Stock. Each share of Common Stock outstanding on the Record Date will be entitled to one vote on all matters presented properly at the Special Meeting.

REQUIREMENTS FOR STOCKHOLDER APPROVAL

     A quorum will be present if a majority of the outstanding shares of Common Stock are present in person or by valid proxy. In general, approval of any matter by our stockholders requires the affirmative vote of the holders of a majority of the shares of Common Stock that are present in person or represented by proxy and entitled to vote at the meeting. Accordingly, the approval of Proposal No. 2, adoption of the Company's 2003 Stock Incentive Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock that are present in person or represented by proxy and entitled to vote at the meeting. However, Proposal No. 1, the amendment to the Company's Certificate of Incorporation to reduce the Company's authorized Common Stock, requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock. Abstentions and broker non-votes (which occur when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner) will be counted as shares present in the determination of whether the shares of Common Stock represented at the meeting constitute a quorum. Abstentions will count in the tabulation of votes cast on each of the proposals and will have the same effect as votes against the proposal. Broker non-votes will count as present, but will not be deemed entitled to vote on proposals for which brokers do not have discretionary authority and, therefore, will have no effect on Proposal No. 2, adoption of the Company's 2003 Stock Incentive Plan, other than to reduce the affirmative votes needed to approve such proposals. In the case of Proposal No. 1, the amendment to the Company's Certificate of Incorporation, however, broker non-votes will have the same effect as votes against the proposal to amend the Certificate of Incorporation to reduce the authorized shares of Common Stock.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of March 17, 2003 with respect to beneficial ownership of shares by (i) each person known to the Company to be the beneficial owner of 5% of the outstanding Common Stock, (ii) each of the Company's directors, (iii) the executive officers of the Company named in the Summary Compensation Table (the "named executives") and (iv) all current directors and officers as a group. Unless otherwise indicated the address for each person listed in the address of the Company.

     Stock ownership information has been furnished to the Company by the named person. Beneficial ownership as reported in this section was determined in accordance with Securities and Exchange Commission regulations and includes shares as to which a person possesses sole or shared voting and/or investment power. Except as otherwise stated in the footnotes below, the named persons have sole voting and investment power with regard to the shares shown as beneficially owned by such persons.

                                                               COMMON STOCK
NAME OF BENEFICIAL OWNER/RELATIONSHIP TO COMPANY     NO. OF SHARES    PERCENT OF CLASS
------------------------------------------------     -------------    ----------------
Charles A. McRoberts/Director.....................    2,304,842 (1)         20.4%
John W. McRoberts/Director........................    1,645,451 (2)         14.5%
Charles Pecchio, Jr./Chairman of the Board........    1,633,389 (3)         14.4%
Arol Wolford/President, CEO, Director.............      702,456              6.2%
Sherwin Krug/Chief Financial Officer..............         -                  -
Laura Rogers/Director.............................         -                  -
Theo P. VanderBoom/Director.......................         -                  -

All current executive officers and directors
as a group (7 persons)............................    6,286,138             55.5%

_____________

     (1) Includes 6,000 shares of Common Stock held by his spouse, 16,200 shares of Common Stock held by his minor children, and 1,553,485 shares held in escrow that can be voted but not sold until either the Company is acquired or certain milestones are achieved.
     (2) Includes 60,000 shares of Common Stock held by his spouse, 8,000 shares of Common Stock held by his minor children, and 941,412 shares held in escrow that can be voted but not sold until either the Company is acquired or certain milestones are achieved.
     (3) Includes 11,331 shares of Common Stock held by his spouse and 1,271,033 shares held in escrow that can be voted but not sold until either the Company is acquired or certain milestones are achieved.

                      EQUITY PLAN COMPENSATION INFORMATION

     The following table sets forth certain information as of March 17, 2003, about shares of Common Stock outstanding and available for issuance under the Company's existing equity compensation plan, the ROI Corporation Common Stock Long Term Incentive Plan (the "2000 Plan"). Under the 2000 Plan, the Company may grant stock options and other awards from time to time to key employees of the Company and its subsidiaries. The 2000 Plan was initially approved and adopted by stockholders in 2000.

                                                                                              NUMBER OF SECURITIES
                                                      NUMBER OF                            REMAINING AVAILABLE UNDER
                                                     SECURITIES TO      WEIGHTED-AVERAGE   EQUITY COMPENSATION PLANS
                                                    BE ISSUED UPON      EXERCISE PRICE OF     (EXCLUDING SECURITIES
                                                     EXERCISE OF           OUTSTANDING              REFLECTED
PLAN CATEGORY                                    OUTSTANDING OPTIONS         OPTIONS          IN THE FIRST COLUMN)
-------------                                    -------------------         -------          --------------------
Equity compensation plans approved by
   stockholders..............................          908,067                $1.84                   82,933
Equity compensation plans not approved by
   stockholders (1)..........................               --                   --                       --
Total........................................          908,067                $1.84                   82,933

(1) The Company does not have any equity compensation plans not approved by stockholders.

                                 PROPOSAL NO. 1
                      REDUCTION IN AUTHORIZED COMMON STOCK

GENERAL

     The Board of Directors has authorized and recommends for your approval, a proposal to reduce the total number of shares of Common Stock which the Company shall have authority to issue from 100,000,000 to 25,000,000 shares.

     With the exception of the number of authorized shares, the terms of the Common Stock before and after the proposed amendment will remain the same. The proposed amendment will not change the shares of Preferred Stock that the Company is authorized to issue.

     If the Reduction in Authorized Common Stock Proposal is approved, the reduction will take place on the date of filing with the Secretary of State of Delaware of a Certificate of Amendment unless the Company specifies otherwise. In order to effect the proposed reduction in the number of authorized shares of Common Stock, a majority of the stockholders entitled to vote at the annual meeting must approve this amendment to the Company's Amended and Restated Certificate of Incorporation. We attach the proposed amendment to this proxy statement as APPENDIX A.

PURPOSE AND REASONS FOR THE PROPOSED REDUCTION

     The purpose of the proposed reduction in the number of shares of Common Stock that the Company is authorized to issue is to reduce the amount of Delaware franchise tax that the Company now pays. The Company estimates that the reduction in the number of authorized shares will reduce the Company's annual Delaware franchise tax by $7,000. Delaware corporate franchise tax is calculated based upon the number of authorized shares of a Company. Generally, a Company with 100,000,000 authorized shares will pay four times more franchise tax than a Company with 25,000,000 authorized shares.

     The Board of Directors determined to decrease the number of authorized shares of Common Stock to 25,000,000 shares because it believes that a reduction of the number of shares of authorized Common Stock to 25,000,000 will allow for the greatest decrease in Delaware franchise tax while also ensuring that the number of shares available for future issuances will be sufficient for general corporate purposes. The Board of Directors believes that the Company is needlessly paying franchise tax on 75,000,000 shares of common stock that are not likely to ever be issued.


     After the  Reduction in  Authorized  Common Stock  Proposal is effected the
Company will have available for future issuance 13,674,356 shares of Common Stock for use in financing and other activities in the ordinary course of its business including issuances under its option plans. If the Company did not effect the Reduction in Authorized Common Stock Proposal, it would have 88,674,356 authorized shares available for issuance. Since the Company has no current commitments for future share issuances and no current plans, as of the date of this Proxy

Statement, to issue any shares for financing activities or for the acquisition of other companies, the Board of Directors believes that it is in the best interests of the Company to reduce the number of authorized shares and thereby reduce the amount of unnecessary franchise tax that the Company is currently paying.

POTENTIAL DISADVANTAGES OF THE PROPOSED REDUCTION

     A reduction in the number of authorized shares may mean that the Company has insufficient shares available for future issuance in connection with acquiring other businesses, raising additional capital, establishing strategic relationships with corporate partners or providing equity incentives to employees or for other corporate purposes. If the Board of Directors determines that it is necessary or appropriate to issue additional shares beyond those authorized for issuance, a future amendment to the Company's Amended and Restated Certificate of Incorporation may be required which would require stockholder approval, which could lead to delays in any contemplated transaction. The Board of Directors believes that these risks are outweighed by the benefits of the Reduction in Authorized Common Stock.

VOTE REQUIRED

     Approval of the Reduction in Authorized Common Stock Proposal will require approval by a majority of the shares of Common Stock that were outstanding on the Record Date. Accordingly, the Reduction in Authorized Common Stock Proposal will be approved if at least 5,662,823 shares of Common Stock are voted in favor of the Reduction in Authorized Common Stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE REDUCTION IN AUTHORIZED COMMON STOCK AND THE RELATED AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

                                 PROPOSAL NO. 2

              APPROVAL AND RATIFICATION OF THE COMPANY'S 2003 STOCK
            INCENTIVE PLAN AND RESERVATION OF 1,000,000 SHARES OF THE
                 COMPANY'S COMMON STOCK FOR ISSUANCE THEREUNDER

BACKGROUND

     The Board of Directors has adopted the Return on Investment Corporation 2003 Stock Incentive Plan (the "2003 Plan"), subject to stockholder approval. In connection with the adoption of the 2003 Plan, the Board of Directors also reserved one million (1,000,000) shares of Common Stock for issuance under the 2003 Plan, subject to stockholder approval. The purpose of the 2003 Plan is to
(a) provide incentive to officers, employees, directors and consultants of the Company and its affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers, employees, directors and consultants by providing them with a means to acquire a proprietary interest in the Company, acquire shares of Common Stock, or to receive compensation which is based upon appreciation in the value of Common Stock; and (c) provide a means of obtaining, rewarding and retaining officers, employees, directors, and consultants. A general description of the principal terms of the 2003 Plan is set forth below and is qualified in its entirety by the text of the 2003 Plan, which is attached hereto as APPENDIX B. Unless marked otherwise, proxies received will be voted FOR the approval and adoption of the 2003 Plan.

NEW PLAN BENEFITS

     The following chart sets forth the benefits that have been allocated under the 2003 Plan. All other benefits and amounts are not presently determinable.

           RETURN ON INVESTMENT CORPORATION 2003 STOCK INCENTIVE PLAN

     NAME AND POSITION                           DOLLAR VALUE    NUMBER OF UNITS
     -----------------                           ------------    ---------------

     Arol Wolford, Chief Executive Officer....    $250,000.00        250,000

     Executive Group..........................    $250,000.00        250,000

     Non-Executive Officer Employee Group.....    $ 75,000.00         75,000

GENERAL DESCRIPTION OF THE 2003 PLAN

     The following summary is qualified in its entirety by reference to the 2003 Plan, a copy of which is attached hereto as APPENDIX B.

     Administration. The 2003 Plan will be administered by a committee (the "Option Committee") appointed by the Board of Directors. The Option Committee has the power to determine which eligible persons receive awards and the specific terms of each award, subject to the general parameters set forth in the plan. The Compensation Committee of the Board of Directors will initially serve as the Option Committee under the 2003 Plan.

     Types of Awards. The 2003 Plan will permit the Option Committee to make awards of both incentive stock options, as defined in Section 422 of the Internal Revenue Code, and nonqualified stock options. In addition, the plan allows the Option Committee to grant other less common types of equity-based awards, specifically, stock awards, stock appreciation rights, phantom stock awards, performance unit awards and dividend equivalent rights.

     Eligibility. The plan, as proposed, would allow grants to directors, officers, employees, and consultants of the Company and its affiliates; provided, however, in conformity with applicable law, an incentive stock option would only be granted to employees.

     Structure of Individual Awards. The plan provides the Option Committee with wide latitude in determining the specific terms of any particular award; however, there are certain specific limits described in the plan attributable to federal tax laws.

     Each option granted pursuant to the plan would have to be authorized by the Option Committee and evidenced by an agreement containing the terms and the conditions of the option. At the time the option is granted, the Option Committee would determine whether the option is an incentive stock option or a nonqualified stock option.

     The number of shares of Common Stock as to which any award would be granted and to whom any award is granted would be determined by the Option Committee in its sole discretion, subject to the provisions of the plan. For tax reasons, the maximum number of shares of Common Stock that may be awarded to any employee under an option or subject to stock appreciation rights during a single fiscal year is 250,000. Awards issued would be made exercisable or settled at such prices and would be made terminable under such terms as are established by the Option Committee, to the extent not otherwise inconsistent with the terms of the 2003 Plan.

     The Option Committee generally could permit an option exercise price to be paid in one or more of the following ways: by payment of cash, by the delivery of previously-owned shares of Common Stock, through a cashless exercise executed through a broker, by having a number of shares of Common Stock withheld, the fair market value of which as of the date of exercise is sufficient to satisfy the exercise price. The Option Committee also would have the discretion to facilitate a recipient's satisfaction of any tax withholding obligations arising in connection with the exercise of an award, including the award of a cash bonus.

     The terms of particular awards may provide that they terminate, among other reasons, upon the holder's termination of employment or other status with respect to the Company and any affiliate, upon a specified date, upon the holder's death or disability or upon the occurrence of a change in control of the Company. The terms of awards may also extend exercise or settlement rights to a holder's estate or personal representative in the event of the holder's death or disability. Finally, the terms of awards may provide that the awards held by an employee who suffers a termination of employment may in certain circumstances be cancelled, accelerated, paid or continued.

     The Option Committee may, but is not required to, make the vesting or payment of an award subject to the achievement of any of the performance goals listed below during a specified period:

     (i) earnings per share and/or growth in earnings per share in relation to target objectives, excluding the effect of extraordinary or nonrecurring items;
     (ii) operating cash flow and/or growth in operating cash flow in relation to target objectives;
     (iii)  cash available in relation to target objectives;
     (iv) net income and/or growth in net income in relation to target objectives, excluding the effect of extraordinary or nonrecurring items;
     (v)    revenue and/or growth in revenue in relation to target objectives;
     (vi) total shareholder return (measured as the total of the appreciation of and dividends declared on the Common Stock) in relation to target objectives;
     (vii)  return on invested capital in relation to target objectives;
     (viii) return on shareholder equity in relation to target objectives;
     (ix)   return on assets in relation to target objectives; and
     (x)    return on common book equity in relation to target objectives.

     The Option Committee may modify the performance goals previously established with respect to a particular grant of an award as a result of a change in the business, operations, corporate structure, or capital structure of the Company or other similar events, except where such action would result in the loss of a tax deduction to the Company pursuant to Section 162(m) of the Internal Revenue Code

     TERM. The 2003 Plan does not have a specified term; however, under federal tax law, an incentive stock option may only be granted within ten (10) years from the date the plan is adopted by the Board of Directors.

     RECAPITALIZATIONS AND REORGANIZATIONS. The number of shares of Common Stock reserved for issuance in connection with the grant or settlement of awards or to which an award is subject, as the case may be, and the exercise price of any option would be subject to adjustment in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, reclassification or recapitalization of the Company or similar event effected without the receipt of consideration.

     The Option Committee would have the discretion to provide in the terms of the award that in the event of certain reorganizations the award would be substituted, cancelled, accelerated, cashed-out or otherwise adjusted by the Option Committee, provided such adjustment is not inconsistent with the express terms of the plan.

     AMENDMENT OR TERMINATION. Although the plan could be amended subsequently by the Board of Directors without stockholder approval, the Board of Directors also would have the discretion to condition any such amendment upon stockholder approval if stockholder approval were deemed necessary or appropriate in consideration of tax, securities or other laws.

CERTAIN FEDERAL INCOME TAX CONSIDERATION

     The  following   discussion  outlines  generally  the  federal  income  tax consequences of the equity incentives that may be granted under the 2003 Plan.

     NONQUALIFIED OPTIONS. A participant would not recognize income upon the grant of an option or at any time prior to the exercise of the option or a portion thereof. At the time the participant exercised a nonqualified option or portion thereof, he or she would recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date the option is exercised over the price paid for the Common Stock, and the Company would then be entitled to a corresponding deduction.

     Depending upon the period shares of Common Sock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a nonqualified option generally would result in a short- or long- term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the nonqualified option was exercised.

     INCENTIVE STOCK OPTIONS. A participant who exercised an incentive stock option would not be taxed at the time he or she exercised the option or a portion thereof. Instead, he or she would be taxed at the time he or she sold the Common Stock purchased pursuant to the option. The participant would be taxed on the difference between the price he or she paid for the stock and the amount for which he or she sold the stock. If the participant did not sell the stock prior to two years from the date of grant of the option and one year from the date the stock were transferred to him or her, the participant would be entitled to capital gain or loss treatment based upon the difference between the amount realized on the disposition and the aggregate exercise price and the Company would not get a corresponding deduction. If the participant were to sell the stock at a gain prior to that time, the difference between the amount the participant paid for the stock and the lesser of the fair market value on the date of exercise or the amount for which the stock is sold, would be taxed as ordinary income and the Company would be entitled to a corresponding deduction; if the stock were sold for an amount in excess of the fair market value on the date of exercise, the excess amount would be taxed as capital gain. If the participant were to sell the stock for less than the amount he or she paid for the stock prior to the one or two year periods indicated, no amount would be taxed as ordinary income and the loss would be taxed as a capital loss.

     Exercise of an incentive option might subject a participant to, or increase a participant's liability for, the alternative minimum tax.

     RESTRICTED STOCK AWARDS. A participant will not be taxed upon the grant of a stock award if such award is subject to a "substantial risk of forfeiture." However, when the shares of

Common Stock that are subject to the stock award are no longer subject to a substantial risk of forfeiture, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the stock award, less any amounts paid for such stock, and the Company will then be entitled to a corresponding deduction. A participant may elect at the time of receipt of a stock award to include the fair market value of the stock subject to the stock award, less any amount paid for such stock, in his or her ordinary income at that time and the Company will be entitled to a corresponding deduction at that time.

     OTHER INCENTIVE AWARDS. A participant generally will not recognize income upon the grant of the other types of equity incentives contemplated by the plan (collectively, "Equity Incentives"). As a general rule, at the time a participant receives payment under any Equity Incentive, he or she will recognize compensation taxable as ordinary income in an amount equal to the cash or fair market value of Company Common Stock received, and the Company will then be entitled to a corresponding deduction.

     The 2003 Plan is not qualified under Section 401(a) of the Internal Revenue Code.

THE FOREGOING IS A SUMMARY DISCUSSION OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES TO OPTIONEES UNDER THE INTERNAL REVENUE CODE AND SHOULD NOT BE CONSTRUUED AS LEGAL, TAX OR INVESTMENT ADVICE. ALL 2002 PLAN PARTICIPANTS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES APPLICABLE TO THEM, INCLUDING FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS.

STOCKHOLDER APPROVAL

     The Board of Directors seeks stockholder approval for the adoption of the 2003 Plan because such approval is required under the Internal Revenue Code as a condition to incentive stock option treatment and will maximize the potential for deductions associated with any non-qualified options and stock appreciation rights granted under the 2003 Plan. Stockholder approval of the adoption of the 2003 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote in person or by proxy at the Special Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE RETURN ON INVESTMENT CORPORATION 2003 STOCK INCENTIVE PLAN AND TO RESERVE 1,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

                              DIRECTOR COMPENSATION

     None of our directors received additional monetary compensation for serving on the Board of Directors or on a committee in fiscal year 2002. The Company currently has no standard arrangements for the compensation of directors.

                             EXECUTIVE COMPENSATION

     The following summary compensation table sets forth the compensation earned by certain executive officers serving at the end of fiscal 2002. None of our other executive officers who served in fiscal 2002 earned $100,000 in aggregate compensation for that year. None of the executives listed received or held options to purchase the Common Stock of the Company.

                           SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------
                                              FISCAL                                           ALL OTHER
       NAME AND PRINCIPAL POSITION             YEAR           SALARY          BONUS (1)       COMPENSATION
-------------------------------------------------------------------------------------------------------------
Charles Pecchio, Jr.                           2002           $ 87,083        $ 382,606            --
Chairman of the Board and Director (2)         2001           $ 85,000        $ 113,997            --
                                               2000           $ 80,000        $  94,376            --
-------------------------------------------------------------------------------------------------------------
Arol Wolford                                   2002           $ 15,000        $  15,000            --
President and CEO (3)
-------------------------------------------------------------------------------------------------------------

_________________

(1)  Includes sales commissions

(2) Mr. Pecchio served as President through January 2002 and as CEO through 2002. He is currently Chairman of the Board, which is an executive office of the Company.

(3) Mr. Wolford has served as President since February 2002 and as CEO since July 2002.

              EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND
                         CHANGE-IN-CONTROL ARRANGEMENTS

     Under the Employment Agreement between the Company and Charles Pecchio, Jr., effective February 1, 2002, and amended as of July 1, 2002, the Company has agreed to pay Mr. Pecchio an annual base salary of $90,000 and a performance bonus as determined by the Company's Compensation Committee and ratified by the Board of Directors. Mr. Pecchio will also be paid an annual bonus draw of $90,000 against the performance bonus. Any bonus draw in excess of the total amount of the actual performance bonus earned by Mr. Pecchio for each fiscal period shall not be recoverable by the Company. The agreement requires a minimum performance of 20 hours per week. If Mr. Pecchio's employment under the Employment Agreement is terminated by the Company other than for cause, or if a change of control occurs, or if Mr. Pecchio terminates his employment for good reason, Mr. Pecchio shall be paid by the Company a $360,000 termination payment over a period of two years. If Mr. Pecchio's employment is terminated for any reason, Mr. Pecchio has agreed that, for one year after such termination, he will not directly or indirectly solicit or divert business from the Company or assist any business in attempting to do so or solicit or hire any person who was an employee of the Company during the term of his Employment Agreement or assist any business in attempting to do so or provide services to any business located in Florida, Georgia, Illinois or New York which is engaged in or conducts a business selling products or performing services substantially the same as the products sold or services performed by the Company.

     Under the Employment Agreement between the Company and Arol Wolford effective February 1, 2002, and amended as of July 1, 2002, the Company has agreed to pay Mr. Wolford an annual base salary of $90,000 and a performance bonus as determined by the Company's Compensation Committee and ratified by the Board of Directors. Mr. Wolford will also be paid an annual bonus draw of $90,000 against the performance bonus. Any bonus draw in excess of the total amount of the actual performance bonus earned by Mr. Wolford for each fiscal period shall not be recoverable by the Company. The agreement requires a minimum performance of 20 hours per week. If Mr. Wolford's employment under the Employment Agreement is terminated by the Company other than for cause, or if a change of control occurs, or if Mr. Wolford terminates his employment for good reason, Mr. Wolford shall be paid by the Company a $360,000 termination payment over a period of two years. If Mr. Wolford's employment is terminated for any reason, Mr. Wolford has agreed that, for one year after such termination, he will not directly or indirectly solicit or divert business from the Company or assist any business in attempting to do so or solicit or hire any person who was an employee of the Company during the term of his Employment Agreement or assist any business in attempting to do so or provide services to any business located in Florida, Georgia, Illinois or New York which is engaged in or conducts a business selling products or performing services substantially the same as the products sold or services performed by the Company.

                              STOCKHOLDER PROPOSALS

     Stockholders wishing to submit a proposal for action at the Company's 2003 Annual Meeting of Stockholders and desiring the proposal to be considered for inclusion in the Company's proxy materials relating thereto must provide a written copy of the proposal to the

Secretary of the Company at its principal executive offices not later than June 11, 2003, and must otherwise comply with the rules of the Securities and Exchange Commission relating to stockholder proposals. The Company has the right to request documentary support (as provided in Rule 14a-8 promulgated by the Commission pursuant to the Exchange Act) of the proponent's ownership claim within 14 calendar days after receipt of the proposal, and the proponent shall furnish appropriate documentation within twenty-one (21) days after receiving such request. Stockholders who submit proposals must, in all other respects, comply with Rule 14a-8 under the Exchange Act. If a proponent fails to notify the Company at least forty-five (45) days prior to the month and day of the prior year's proxy statement, then the management proxies would be allowed their discretionary voting authority when the proposal is presented at the Annual Meeting, without any discussion of the matter in the proxy statement.

                                  OTHER MATTERS

     The Company knows of no other to be submitted to the meeting. However, if any other matters properly should come before the meeting, it is intended that Stockholders will vote in their discretion on any such matters with the judgment of the persons voting such proxies.


                                                  THE BOARD OF DIRECTORS

Dated:  April 16, 2003

                                   APPENDIX A

                 PROPOSED AMENDMENT TO THE COMPANY'S AMENDED AND
                     RESTATED CERTIFICATE OF INCORPORATION


     The  text  of  PARAGRAPH  FOURTH  of the  Company's  Amended  and  Restated
Certificate of Incorporation will be deleted and replaced in its entirety with the following:

     "PARAGRAPH FOURTH: The total number of shares of stock which this corporation is authorized to issue is: 25,500,000 shares, par value, par value $.01, of which 25,000,000 shall be common shares and 500,000 shall be preferred shares with their preferences, designations, and rights to be determined by the board of directors as issued by the board of directors."

                                   APPENDIX B

           RETURN ON INVESTMENT CORPORATION 2003 STOCK INCENTIVE PLAN


                        RETURN ON INVESTMENT CORPORATION
                            2003 STOCK INCENTIVE PLAN

                        RETURN ON INVESTMENT CORPORATION
                            2003 STOCK INCENTIVE PLAN

                                TABLE OF CONTENTS
                                                                            PAGE

SECTION I.  DEFINITIONS........................................................1

   1.1   DEFINITIONS...........................................................1

SECTION 2  THE STOCK INCENTIVE PLAN............................................5

   2.1   PURPOSE OF THE PLAN...................................................5
   2.2   STOCK SUBJECT TO THE PLAN.............................................5
   2.3   ADMINISTRATION OF THE PLAN............................................5
   2.4   ELIGIBILITY AND LIMITS................................................5

SECTION 3  TERMS OF STOCK INCENTIVES...........................................6

   3.1   TERMS AND CONDITIONS OF ALL STOCK INCENTIVES..........................6
   3.2   TERMS AND CONDITIONS OF OPTIONS.......................................7
         (a)      OPTION PRICE.................................................7
         (b)      OPTION TERM..................................................7
         (c)      PAYMENT......................................................7
         (d)      CONDITIONS TO THE EXERCISE OF AN OPTION......................8
         (e)      TERMINATION OF INCENTIVE STOCK OPTION........................8
         (f)      SPECIAL PROVISIONS FOR CERTAIN SUBSTITUTE OPTIONS............9
   3.3   TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.....................9
         (a)      SETTLEMENT...................................................9
         (b)      CONDITIONS TO EXERCISE.......................................9
   3.4   TERMS AND CONDITIONS OF STOCK AWARDS..................................9
   3.5   TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS...................10
         (a)      PAYMENT.....................................................10
         (b)      CONDITIONS TO PAYMENT.......................................10
   3.6   TERMS AND CONDITIONS OF PERFORMANCE UNIT AWARDS......................10
         (a)      PAYMENT.....................................................10
         (b)      CONDITIONS TO PAYMENT.......................................10
   3.7   TERMS AND CONDITIONS OF PHANTOM SHARES...............................10
         (a)      PAYMENT.....................................................11
         (b)      CONDITIONS TO PAYMENT.......................................11
   3.8   TREATMENT OF AWARDS UPON TERMINATION OF EMPLOYMENT...................11

SECTION 4  RESTRICTIONS ON STOCK..............................................11

   4.1   ESCROW OF SHARES.....................................................11
   4.2   RESTRICTIONS ON TRANSFER.............................................12

SECTION 5  GENERAL PROVISIONS.................................................12

   5.1   WITHHOLDING..........................................................12
   5.2   CHANGES IN CAPITALIZATION; MERGER; LIQUIDATION.......................12
   5.3   CASH AWARDS..........................................................13
   5.4   COMPLIANCE WITH CODE.................................................13
   5.5   RIGHT TO TERMINATE EMPLOYMENT........................................14
   5.6   NON-ALIENATION OF BENEFITS...........................................14
   5.7   RESTRICTIONS ON DELIVERY AND SALE OF SHARES; LEGENDS.................14
   5.8   LISTING AND LEGAL COMPLIANCE.........................................14
   5.9   TERMINATION AND AMENDMENT OF THE PLAN................................14
   5.10    STOCKHOLDER APPROVAL...............................................14
   5.11    CHOICE OF LAW......................................................15
   5.12    EFFECTIVE DATE OF PLAN.............................................15

                        RETURN ON INVESTMENT CORPORATION
                            2003 STOCK INCENTIVE PLAN

                             SECTION I. DEFINITIONS

     1.1 DEFINITIONS. Whenever used herein, the masculine pronoun will be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

          (a)  "AFFILIATE" means:

               (1) Any Subsidiary or Parent,

               (2) An entity that directly or through one or more intermediaries controls, is controlled by, or is under common control with the Company, as determined by the Company, or

               (3) Any  entity  in which  the  Company  has  such a  significant
          interest   that  the  Company   determines  it  should  be  deemed  an
          "Affiliate", as determined in the sole discretion of the Company.

          (b) "BOARD OF DIRECTORS" means the board of directors of the Company.

          (c) "CODE" means the Internal Revenue Code of 1986, as amended.

          (d) "COMMITTEE" means the committee appointed by the Board of Directors to administer the Plan. The Board of Directors shall consider the advisability of whether the members of the Committee shall consist solely of at least two members of the Board of Directors who are both "outside directors" as defined in Treas. Reg. ss. 1.162-27(e) as promulgated by the Internal Revenue Service and "non-employee directors" as defined in Rule 16b-3(b)(3) as promulgated under the Exchange Act. If the Committee has not been appointed, the Board of Directors in their entirety shall constitute the Committee.

          (e) "COMPANY" means Return On Investment Corporation.

          (f) "DISABILITY" has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any Affiliate of the Company for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability means that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability will be made by the Committee and will be supported by advice of a physician competent in the area to which such Disability relates.

          (g) "DIVIDEND EQUIVALENT RIGHTS" means certain rights to receive cash payments as described in Section 3.5.

          (h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

          (i) "FAIR MARKET VALUE" with regard to a date means:

               (1) the price at which Stock shall have been sold on that date or the last trading date prior to that date as reported by the national securities exchange selected by the Committee on which the shares of Stock are then actively traded or, if applicable, as reported by the NASDAQ Stock Market, the OTC Bulletin Board, or any successor markets thereto, including the Bulletin Board Exchange.

               (2) if such market information is not published on a regular basis, the price of Stock in the over-the-counter market on that date or the last business day prior to that date as reported by the NASDAQ Stock Market, the OTC Bulletin Board, or any successor markets thereto, including the Bulletin Board Exchange, or, if not so reported, by a generally accepted reporting service.

               (3) if Stock is not publicly traded, as determined in good faith by the Committee.

     For purposes of Paragraphs (1), (2), or (3) above, the Committee may use the closing price as of the applicable date, the average of the high and low prices as of the applicable date or for a period certain ending on such date, the price determined at the time the transaction is processed, the tender offer price for shares of Stock, or any other method which the Committee determines is reasonably indicative of the fair market value.

          (j) "INCENTIVE STOCK OPTION" means an incentive stock option within the meaning of Section 422 of the Internal Revenue Code.

          (k) "OPTION" means a Non-Qualified Stock Option or an Incentive Stock Option.

          (l) "OVER 10% OWNER" means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

          (m) "NON-QUALIFIED STOCK OPTION" means a stock option that is not an Incentive Stock Option.

          (n) "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A Parent shall include any entity other than a corporation to the extent permissible under Section 424(f) or regulations and rulings thereunder.

          (o) "PARTICIPANT" means an individual who receives a Stock Incentive hereunder.

          (p) "PERFORMANCE GOALS" means the measurable performance objectives, if any, established by the Committee for a Performance Period that are to be achieved with respect to a Stock Incentive granted to a Participant under the Plan. Performance Goals may be described in terms of Company-wide objectives or in terms of objectives that are related to performance of the division, Affiliate, department or function within the Company or an Affiliate in which the Participant receiving the Stock Incentive is employed or on which the Participant's efforts have the most influence. The achievement of the Performance Goals established by the Committee for any Performance Period will be determined without regard to the effect on such Performance Goals of any acquisition or disposition by the Company of a trade or business, or of substantially all of the assets of a trade or business, during the Performance Period and without regard to any change in accounting standards by the Financial Accounting Standards Board or any successor entity. The Performance Goals established by the Committee for any Performance Period under the Plan will consist of one or more of the following:

               (i) earnings per share and/or growth in earnings per share in relation to target objectives, excluding the effect of extraordinary or nonrecurring items;
               (ii) operating cash flow and/or growth in operating cash flow in relation to target objectives;
               (iii)  cash available in relation to target objectives;
               (iv) net income and/or growth in net income in relation to target objectives, excluding the effect of extraordinary or nonrecurring items;
               (v) revenue and/or growth in revenue in relation to target objectives;
               (vi) total shareholder return (measured as the total of the appreciation of and dividends declared on the Common Stock) in relation to target objectives;
               (vii)  return  on   invested   capital  in   relation  to  target
                      objectives;
               (viii) return  on  shareholder   equity  in  relation  to  target
                      objectives;
               (ix)   return on assets in relation to target objectives; and
               (x) return on common book equity in relation to target objectives

     If the Committee determines that, as a result of a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or any other events or circumstances, the Performance Goals are no longer suitable, the Committee may in its discretion modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, with respect to a period as the Committee deems appropriate and equitable, except where such action would result in the loss of the otherwise available exemption of the Stock Incentive under Section 162(m) of the Code. In such case, the Committee will not make any modification of the Performance Goals or minimum acceptable level of achievement.

          (q) "PERFORMANCE PERIOD" means, with respect to a Stock Incentive, a period of time within which the Performance Goals relating to such Stock Incentive are to be measured. The Performance Period will be established by the Committee at the time the Stock Incentive is granted.

          (r) "PERFORMANCE UNIT AWARD" refers to a performance unit award as described in Section 3.6.

          (s) "PHANTOM SHARES" refers to the rights described in Section 3.7.

          (t) "PLAN" means the Return On Investment Corporation 2003 Stock Incentive Plan.

          (u) "STOCK" means Company's common stock.

          (v) "STOCK APPRECIATION RIGHT" means a stock appreciation right described in Section 3.3.

          (w) "STOCK AWARD" means a stock award described in Section 3.4.

          (x) "STOCK INCENTIVE AGREEMENT" means an agreement between the Company and a Participant or other documentation evidencing an award of a Stock Incentive.

          (y) "STOCK INCENTIVE PROGRAM" means a written program established by the Committee, pursuant to which Stock Incentives are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

          (z) "STOCK INCENTIVES" means, collectively, Dividend Equivalent Rights, Incentive Stock Options, Non-Qualified Stock Options, Phantom Shares, Stock Appreciation Rights and Stock Awards and Performance Unit Awards.

          (aa) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. A "Subsidiary" shall include any entity other than a corporation to the extent permissible under Section 424(f) or regulations or rulings thereunder.

          (bb) "TERMINATION OF EMPLOYMENT" means the termination of the employee-employer relationship between a Participant and the Company and its Affiliates, regardless of whether severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee will, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment.


                       SECTION 2 THE STOCK INCENTIVE PLAN

     2.1 PURPOSE OF THE PLAN. The Plan is intended to (a) provide incentive to officers, employees, directors and consultants of the Company and its Affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers, key employees, directors and consultants by providing them with a means to acquire a proprietary interest in the Company, acquire shares of Stock, or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of obtaining, rewarding and retaining officers, key personnel, directors, and consultants.

     2.2 STOCK SUBJECT TO THE PLAN.  Subject to  adjustment  in accordance  with
Section 5.2, one million (1,000,000) shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance upon exercise or payment pursuant to Stock Incentives. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full will again be available for purposes of the Plan.

     2.3 ADMINISTRATION OF THE PLAN. The Plan is administered by the Committee. The Committee has full authority in its discretion to determine the officers, key employees, directors and consultants of the Company or its Affiliates to whom Stock Incentives will be granted and the terms and provisions of Stock Incentives, subject to the Plan. Subject to the provisions of the Plan, the Committee has full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions are final and binding on all Participants.

     2.4 ELIGIBILITY AND LIMITS. Stock Incentives may be granted only to officers, and employees, directors, and consultants of the Company, or any Affiliate of the Company; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or any Subsidiary. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as at the date an Incentive Stock Option is granted) of stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Subsidiaries may not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded will be treated as Non-Qualified Stock Option(s).

                       SECTION 3 TERMS OF STOCK INCENTIVES

     3.1  TERMS AND CONDITIONS OF ALL STOCK INCENTIVES.

          (a) The number of shares of Stock as to which a Stock Incentive may be granted will be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan and subject to the limits on Options and Stock Appreciation Rights in the following sentence. On such date as required by
     Section 162(m) of the Code and the regulations thereunder for compensation to be treated as qualified performance based compensation, the maximum number of shares of Stock with respect to which Options or Stock Appreciation Rights may be granted during any fiscal year to any employee may not exceed two hundred fifty thousand (250,000). If, after grant, an Option is cancelled, the cancelled Option shall continue to be counted against the maximum number of shares for which options may be granted to an employee as described in this Section 3.1. If, after grant, the exercise price of an Option is reduced or the base amount on which a Stock
     Appreciation Right is calculated is reduced, the transaction shall be treated as the cancellation of the Option or the Stock Appreciation Right, as applicable, and the grant of a new Option or Stock Appreciation Right, as applicable. If an Option or Stock Appreciation Right is deemed to be cancelled as described in the preceding sentence, the Option or Stock Appreciation Right that is deemed to be canceled and the Option or Stock
     Appreciation Right that is deemed to be granted shall both be counted against the maximum number of shares for which Options or Stock
     Appreciation  Rights may be granted to an  employee  as  described  in this
     Section 3.1.

          (b) Each Stock Incentive will either be evidenced by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine to be appropriate, including without limitation, Performance Goals that must be achieved as a condition to vesting or payment of the Stock Incentive, or be made subject to the terms of a Stock Incentive Program, containing such terms, conditions and restrictions as the Committee may determine to be appropriate, including without limitation, Performance Goals that must be achieved as a condition to vesting or payment of the Stock Incentive. Each Stock Incentive Agreement or Stock Incentive Program is subject to the terms of the Plan and any provisions contained in the Stock Incentive Agreement or Stock Incentive Program that are inconsistent with the Plan are null and void.

          (c) The date a Stock Incentive is granted will be the date on which the Committee has approved the terms and conditions of the Stock Incentive and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive, and has taken all such other actions necessary to complete the grant of the Stock Incentive.

          (d) Any Stock Incentive may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive. Exercise or vesting of a

     Stock Incentive granted in connection with another Stock Incentive may result in a pro rata surrender or cancellation of any related Stock Incentive, as specified in the applicable Stock Incentive Agreement or Stock Incentive Program.

          (e) Stock Incentives are not transferable or assignable except by will or by the laws of descent and distribution and are exercisable, during the Participant's lifetime, only by the Participant; or in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of death of the Participant, by the legal representative of the Participant's estate or if no legal representative has been appointed, by the successor in interest determined under the Participant's will; provided, however, that the Committee may waive any of the provisions of this Section or provide otherwise as to any Stock Incentives other than Incentive Stock Options.

     3.2 TERMS AND CONDITIONS OF OPTIONS. Each Option granted under the Plan must be evidenced by a Stock Incentive Agreement. At the time any Option is granted, the Committee will determine whether the Option is to be an Incentive Stock Option described in Code Section 422 or a Non-Qualified Stock Option, and the Option must be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. Incentive Stock Options may only be granted to employees of the Company or any Subsidiary or Parent. At the time any Incentive Stock Option granted under the Plan is exercised, the Company will be entitled to legend the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as representing the shares purchased upon the exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted or approved by the Company's stockholders.

          (a) OPTION PRICE. Subject to adjustment in accordance with Section 5.2 and the other provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option must be as set forth in the applicable Stock Incentive Agreement, but in no event may it be less than the Fair Market Value on the date the Option is granted with respect to an Incentive Stock Option. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price may not be less than 110% of the Fair Market Value on the date the Option is granted.

          (b) OPTION TERM. Any Incentive Stock Option granted to a Participant who is not an Over 10% Owner is not exercisable after the expiration of ten
     (10) years after the date the Option is granted. Any Incentive Stock Option granted to an Over 10% Owner is not exercisable after the expiration of five (5) years after the date the Option is granted. The term of any Non-Qualified Stock Option must be as specified in the applicable Stock Incentive Agreement.

          (c) PAYMENT. Payment for all shares of Stock purchased pursuant to exercise of an Option will be made in any form or manner authorized by the Committee in the Stock Incentive Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Incentive Agreement provides:

               (i) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery;

               (ii) in a cashless exercise through a broker; or

               (iii) by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price.

     In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Payment must be made at the time that the Option or any part thereof is exercised, and no shares may be issued or delivered upon exercise of an option until full payment has been made by the Participant. The holder of an Option, as such, has none of the rights of a stockholder.

          (d) CONDITIONS TO THE EXERCISE OF AN OPTION. Each Option granted under the Plan is exercisable by the Participant or any other designated person, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control as defined in the Stock Incentive Agreement and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term, notwithstanding any provision of the Stock Incentive Agreement to the contrary.

          (e) TERMINATION OF INCENTIVE STOCK OPTION. With respect to an Incentive Stock Option, in the event of Termination of Employment of a Participant, the Option or portion thereof held by the Participant which is unexercised will expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Employment; provided, however, that in the case of a holder whose Termination of Employment is due to death or Disability, one (1) year will be substituted for such three (3) month period; provided, further that such time limits may be exceeded by the Committee under the terms of the grant, in which case, the Incentive Stock Option will be a Non-Qualified Option if it is exercised after the time limits that would otherwise apply. For purposes of this Subsection (e), Termination of Employment of the Participant will not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

          (f) SPECIAL PROVISIONS FOR CERTAIN SUBSTITUTE OPTIONS. Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

     3.3 TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS. Each Stock Appreciation Right granted under the Plan must be evidenced by a Stock Incentive Agreement. A Stock Appreciation Right entitles the Participant to receive the excess of (1) the Fair Market Value of a specified or determinable number of shares of the Stock at the time of payment or exercise over (2) a specified or determinable price which, in the case of a Stock Appreciation Right granted in connection with an Option, may not be less than the Exercise Price for that number of shares subject to that Option. A Stock Appreciation Right granted in connection with a Stock Incentive may only be exercised to the extent that the related Stock Incentive has not been exercised, paid or otherwise settled.

          (a) SETTLEMENT. Upon settlement of a Stock Appreciation Right, the Company must pay to the Participant the appreciation in cash or shares of Stock (valued at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

          (b) CONDITIONS TO EXERCISE. Each Stock Appreciation Right granted under the Plan is exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised or paid in whole or in part.

     3.4 TERMS AND CONDITIONS OF STOCK AWARDS. The number of shares of Stock subject to a Stock Award and restrictions or conditions on such shares, if any, will be as the Committee determines, and the certificate for such shares will bear evidence of any restrictions or conditions. Subsequent to the date of the grant of the Stock Award, the Committee has the power to permit, in its discretion, an acceleration of the expiration of an applicable restriction period with respect to any part or all of the shares awarded to a Participant. The Committee may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the shares of Stock awarded determined at the date of grant in exchange for the grant of a Stock Award or may grant a Stock Award without the requirement of a cash payment.

     3.5 TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS. A Dividend Equivalent Right entitles the Participant to receive payments from the Company in an amount determined by reference to any cash dividends paid on a specified number of shares of Stock to Company stockholders of record during the period such rights are effective. The Committee may impose such restrictions and conditions on any Dividend Equivalent Right as the Committee in its discretion shall determine, including the date any such right shall terminate and may reserve the right to terminate, amend or suspend any such right at any time.

          (a) PAYMENT. Payment in respect of a Dividend Equivalent Right may be made by the Company in cash or shares of Stock (valued at Fair Market Value as of the date payment is owed) as provided in the Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine.

          (b) CONDITIONS TO PAYMENT. Each Dividend Equivalent Right granted under the Plan is payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Dividend Equivalent Right, the Committee, at any time before complete termination of such Dividend Equivalent Right, may accelerate the time or times at which such Dividend Equivalent Right may be paid in whole or in part.

     3.6 TERMS AND CONDITIONS OF PERFORMANCE UNIT AWARDS. A Performance Unit Award shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the value of a specified or determinable number of units (stated in terms of a designated or determinable dollar amount per unit) granted by the Committee. At the time of the grant, the Committee must determine the base value of each unit, the number of units subject to a Performance Unit Award, and the Performance Goals applicable to the determination of the ultimate payment value of the Performance Unit Award. The Committee may provide for an alternate base value for each unit under certain specified conditions.

          (a) PAYMENT. Payment in respect of Performance Unit Awards may be made by the Company in cash or shares of Stock (valued at Fair Market Value as of the date payment is owed) as provided in the applicable Stock Incentive Agreement or Stock Incentive Program or, in the absence of such provision, as the Committee may determine.

          (b) CONDITIONS TO PAYMENT. Each Performance Unit Award granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Performance Unit Award, the Committee, at any time before complete termination of such Performance Unit Award, may accelerate the time or times at which such Performance Unit Award may be paid in whole or in part.

     3.7 TERMS AND CONDITIONS OF PHANTOM SHARES. Phantom Shares shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the Fair Market Value of a specified number of shares of Stock at the end of a specified period. At the time of the grant, the Committee will determine the factors which will govern the portion of the phantom shares so payable, including, at the discretion of the Committee, any performance criteria that must be satisfied as a condition to payment. Phantom Share awards containing performance criteria may be designated as performance share awards.

          (a) PAYMENT. Payment in respect of Phantom Shares may be made by the Company in cash or shares of Stock (valued at Fair Market Value as of the date payment is owed) as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine.

          (b) CONDITIONS TO PAYMENT. Each Phantom Share granted under the Plan is payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specify in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Phantom Share, the Committee, at any time before complete termination of such Phantom Share, may accelerate the time or times at which such Phantom Share may be paid in whole or in part.

     3.8 TREATMENT OF AWARDS UPON TERMINATION OF EMPLOYMENT. Except as otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who has experienced a Termination of Employment may be cancelled, accelerated, paid or continued, as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Employment or such other factors as the Committee determines are relevant to its decision to continue the award.

                         SECTION 4 RESTRICTIONS ON STOCK

     4.1 ESCROW OF SHARES. Any certificates representing the shares of Stock issued under the Plan will be issued in the Participant's name, but, if the applicable Stock Incentive Agreement or Stock Incentive Program so provides, the shares of Stock will be held by a custodian designated by the Committee (the "Custodian"). Each applicable Stock Incentive Agreement or Stock Incentive Program providing for transfer of shares of Stock to the Custodian must appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program, with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement or Stock Incentive Program. During the period that the Custodian holds the shares subject to this Section, the Participant is entitled to all rights, except as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian must provide in the applicable Stock Incentive Agreement or Stock Incentive Program, to be paid directly to the Participant or, in the alternative, be retained by the Custodian or by the Company until the expiration of the term specified in the applicable

Stock Incentive Agreement or Stock Incentive Program and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

     4.2 RESTRICTIONS ON TRANSFER. The Participant does not have the right to make or permit to exist any disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program. Any disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program will be void. The Company will not recognize, or have the duty to recognize, any disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program, and the shares so transferred will continue to be bound by the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program.

                          SECTION 5 GENERAL PROVISIONS

     5.1 WITHHOLDING. The Company must deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Stock Award, the Company has the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local tax withholding requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Stock Award. A Participant may pay the withholding obligation in cash, or, if the applicable Stock Incentive Agreement or Stock Incentive Program provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by, or with respect to a Stock Award, tender back to the Company, the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding obligation arising from exercise or payment of a Stock Incentive (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

          (a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

          (b) Any Withholding Election made will be irrevocable except on six months advance written notice delivered to the Company; however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

     5.2  CHANGES IN CAPITALIZATION; MERGER; LIQUIDATION.

          (a) The number of shares of Stock reserved for the grant of Options, Dividend Equivalent Rights, Performance Unit Awards, Phantom Shares, Stock Appreciation Rights and Stock Awards; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option, Dividend Equivalent

     Right, Phantom Share and Stock Appreciation Right and upon vesting or grant, as applicable, of each Stock Award; the Exercise Price of each outstanding Option and the specified number of shares of Stock to which each outstanding Dividend Equivalent Right, Phantom Share and Stock
     Appreciation Right pertains must be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

          (b) In the event of a merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company's assets, other change in capital structure of the Company, tender offer for shares of Stock, or a change in control of the Company (as defined by the Committee in the applicable Stock Incentive Agreement) the Committee may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate, including, without limitation, the substitution of new awards, or the adjustment of outstanding awards, the acceleration of awards, the removal of restrictions on outstanding awards, or the termination of outstanding awards in exchange for the cash value determined in good faith by the Committee of the vested and/or unvested portion of the award. Any adjustment pursuant to this
     Section 5.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive, but except as set forth in this Section may not otherwise diminish the then value of the Stock Incentive.

          (c) The existence of the Plan and the Stock Incentives granted pursuant to the Plan must not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

     5.3 CASH AWARDS. The Committee may, at any time and in its discretion, grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

     5.4 COMPLIANCE WITH CODE. All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder must be construed in such manner as to effectuate that intent.

     5.5 RIGHT TO TERMINATE EMPLOYMENT. Nothing in the Plan or in any Stock Incentive confers upon any Participant the right to continue as an employee or officer of the Company or any of its Affiliates or affect the right of the Company or any of its Affiliates to terminate the Participant's employment or services at any time.

     5.6 NON-ALIENATION OF BENEFITS. Other than as provided herein, no benefit under the Plan may be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit may, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

     5.7 RESTRICTIONS ON DELIVERY AND SALE OF SHARES; LEGENDS. Each Stock Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

     5.8 LISTING AND LEGAL COMPLIANCE. The Committee may suspend the exercise or payment of any Stock Incentive so long as it determines that securities exchange listing or registration or qualification under any securities laws is required in connection therewith and has not been completed on terms acceptable to the Committee.

     5.9 TERMINATION AND AMENDMENT OF THE PLAN. The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of a Stock Incentive may adversely affect the rights of the Participant under such Stock Incentive.

     5.10 STOCKHOLDER APPROVAL. The Plan must be submitted to the stockholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors of the Company. If such approval is not obtained, any Stock Incentive granted hereunder will be void.

     5.11 CHOICE OF LAW. The laws of the State of Georgia shall govern the Plan, to the extent not preempted by federal law, without reference to the principles of conflict of laws.

     5.12 EFFECTIVE DATE OF PLAN. This Plan was approved by the Board of Directors as of February 27, 2003.


                                        RETURN ON INVESTMENT CORPORATION


                                        By: _______________________________

                                        Title: ____________________________

PROXY - COMMON STOCK

                        RETURN ON INVESTMENT CORPORATION
        PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING
                        OF STOCKHOLDERS - APRIL 30, 2003

     The undersigned  hereby appoints Sherwin Krug and Charles  Pecchio,  Jr. as
Proxies, or either of them, with full power of substitution, and hereby authorizes them to vote, as designated below, all shares (unless a lesser number is specified on the other side) of Common Stock, par value $.01 per share of Return On Investment Corporation. (the "Company") that the undersigned would be entitled to vote at the Special Meeting of Stockholders of the Company to be held on April 30, 2003 or any adjournments thereof, with all powers the undersigned would possess if personally present, for (i) an amendment to the Certificate of Incorporation of the Company to reduce the number of shares of authorized Common Stock, (ii) the approval and ratification of the Company's 2003 Stock Incentive Plan and the reservation of 1,000,000 shares for issuance thereunder, and in their discretion with respect to matters incident to the conduct of the meeting and matters as to which the Board of Directors does not know, as of a reasonable time before the solicitation of this proxy, are to be presented at the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR EACH OF PROPOSALS 1 THROUGH 2 AND IN THE DISCRETION OF THE PROXY HOLDER(S) WITH RESPECT TO OTHER MATTERS PROPERLY BROUGHT BEFORE THE MEETING, INCLUDING ANY ADJOURNMENTS THEREOF.

                  (Continued and to be SIGNED on the Next Page)

No. 1 Proposal to approve an amendment to the Company's Certificate of Incorporation to reduce the number of authorized shares of Common Stock from 100,000,000 shares to 25,000,000 shares.

          |_|  FOR            |_|  WITHHELD            |_|  ABSTAIN

No. 2 Proposal to approve the Company's 2003 Stock Incentive Plan and reserve 1,000,000 share for issuance

          |_|  FOR            |_|  WITHHELD            |_|  ABSTAIN

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF PROPOSALS 1 THROUGH 2.

                                        PLEASE  MARK AND DATE THE PROXY AND SIGN
                                        YOUR  NAME  AS  IT  APPEARS  HEREON.  IF
                                        EXECUTED  BY  A   CORPORATION,   A  DULY
                                        AUTHORIZED OFFICER MUST SIGN BY NAME AND
                                        TITLE.  EXECUTORS,   ADMINISTRATORS  AND
                                        TRUSTEES  MUST SO INDICATE WHEN SIGNING.
                                        IF SHARES ARE HELD JOINTLY,  EACH HOLDER
                                        MUST SIGN.

                                        Dated  __________________________, 2003

                                        _____________________________________

                                        _____________________________________
                                            Signature(s) of Stockholder(s)